FundX Conservative Upgrader Fund

Supplement dated December 27, 2007 to
Prospectus dated February 28, 2007.

Effective December 31, 2007, the “Advisor’s Classification Process – The Funds – FundX Conservative Upgrader Fund” section on page 11 of the Prospectus has been modified as follows:

FundX Conservative Upgrader Fund

Under normal market conditions, the Conservative Fund will invest substantially in shares of Class 3 funds.  These Underlying Funds generally invest in equity securities of U.S. and foreign companies with a wide range of market capitalization.  In addition, the Conservative Fund will generally have significant exposure to Class 4 funds, with investment objectives that incorporate both income and capital appreciation (e.g., balanced funds), and Class 5 fixed income funds with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade).  Investments in Class 4 and Class 5 funds are intended to reduce the risk and potential volatility of the underlying stocks held by common stock funds which the Conservative Fund will hold, although there can be no assurance that fixed-income fund holdings will be able to moderate risk in this manner.

The Conservative Fund also may purchase, without limit, shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S., when they meet the Advisor’s selective criteria.  Furthermore, the Conservative Fund may also invest up to 50% of its assets in Underlying Funds that invest in the equity or debt securities of companies located in countries considered to have emerging markets or developing economies. The Conservative Fund considers emerging markets countries to be those defined by the MSCI Emerging Markets Index.

Please retain this Supplement with the Prospectus.
The date of this Supplement is December 27, 2007.